                                                                   Exhibit 10.15
                      FOURTH AMENDMENT TO CREDIT AGREEMENT

      This Fourth Amendment to Credit Agreement is made as of this 16th day of April, 2004 by and among

            JO-ANN STORES, INC., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, as Lead Borrower for the Borrowers, being said JO-ANN STORES, INC., and

                  FCA of Ohio, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

                  House of Fabrics, Inc., a Delaware corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236, and

                  Jo-Ann Stores Supply Chain Management, Inc., an Ohio corporation, having a principal place of business at 5555 Darrow Road, Hudson, Ohio 44236 each of the Lenders party to the Credit Agreement (defined below) (together with each of their successors and assigns, referred to individually as a "Lender" and collectively as the "Lenders"), and

      FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

      FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance Inc.), as Administrative Agent and Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

      CONGRESS FINANCIAL CORPORATION, as Documentation Agent; and

      GMAC COMMERCIAL FINANCE LLC (f/k/a GMAC Commercial Credit LLC), NATIONAL CITY BUSINESS CREDIT, INC. AND THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agents

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                               W I T N E S S E T H

                  A. Reference is made to the Credit Agreement (as amended and in effect, the "Credit Agreement") dated as of April 24, 2001 by and among the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank, the Agents, the Documentation Agent and the Co-Agents.

                  B. The parties to the Credit Agreement desire to modify, amend and waive certain provisions of the Credit Agreement, as provided herein.

      Accordingly, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.


      2. Amendments to Article I of the Credit Agreement. The provisions of
Article I of the Credit Agreement are hereby amended as follows:


            a. by deleting the definition of "Applicable Margin" in its entirety and substituting the following in its stead:

            "Applicable Margin" means the rates for Base Rate Loans and Eurodollar Loans determined in accordance with the following pricing grid:

 Level         Average Excess Availability                                Base Rate Loans      Eurodollar Loans
 -----         ---------------------------                                ---------------      ----------------
 1             Greater than or equal to $150,000,000                      0%                   1.25%
 2             Greater than or equal to $100,000,000 but less than        0%                   1.50%
               $150,000,000

 3             Greater than or equal to $50,000,000 but less than         0%                   1.75%
               $100,000,000

 4             Less than $50,000,000                                      0%                   2.00%


            Commencing May 2004, the Applicable Margin shall be adjusted monthly as of the first day of each calendar month, based upon average Excess Availability for the immediately preceding calendar month. Upon the occurrence of an Event of Default, the Applicable Margin shall be immediately increased to the percentages set forth in Level 4 (even if the Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2.10.

      b. by deleting the definition of "Borrowing Base" in its entirety and substituting the following in its stead:

            "Borrowing Base" means, at any time of calculation, an amount equal to

            (a) the Receivables Advance Rate of the face amount of Eligible Credit Card Receivables, plus


            (b) the lesser of (i) Appraisal Percentage of the Appraised Value of Eligible Inventory, or (ii) the Inventory Advance Rate of (A) the Cost of Eligible Inventory minus (B) Inventory Reserves; minus -----

            (c) the then amount of all Availability Reserves.

      c. The definition of "Commitment" is hereby amended by deleting the words "and Term Commitments" in the third line thereof.

      d. The definitions of Eligible Real Estate, FLV, Realty Reserves, Term Commitment, Term Commitment Percentage, Term Lender and Term Loans are hereby deleted in their entirety.

      e. The definition of "Inventory Advance Rate" is hereby deleted in its entirety and the following substituted in its stead:

            Inventory Advance Rate" means the following percentages for the periods indicated:

             PERIOD                                            INVENTORY ADVANCE RATE
             ------                                            ----------------------
             January though March of each year                 62.5%
             April through December of each year               65%


      f. By deleting the definition of "Issuing Bank" in its entirety and substituting the following in its stead:

            "Issuing Bank" means Fleet and any other Lender selected by the Lead Borrower, in their respective capacities as the issuers of Letters of Credit hereunder and any successors to Fleet or such Lenders in such capacity. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank in which case the term "Issuing Bank shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

      g. The definition of "Lenders" is hereby amended by deleting the second sentence thereof in its entirety.

      h. The definition of "Line Fee" is hereby amended by deleting the number "0.375%" and substituting the number "0.30%" in its stead.

      i. The definition of "Loans" is hereby amended by deleting the words "Term Loans" appearing therein.



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
      j. The definition of "Maturity Date" is hereby deleted in its entirety and the following substituted in its stead:

            "Maturity Date" means April 30, 2009.

      k. The definition of "Notes" is hereby amended by deleting clause (ii) thereof in its entirety and renumbering clause (iii) as clause (ii).

      l. The definition of "Payment Conditions" is hereby amended by deleting the number "$60,000,000.00" and substituting the number "$50,000,000.00" in its stead.

      m. The definition of "Reserves" is hereby amended by deleting the words "realty Reserves" appearing therein.

      3. Amendments to Article II of the Credit Agreement. The provisions of
Article II of the Credit Agreement are hereby amended as follows:


      a. By deleting Section 2.01(a) in its entirety and substituting the following in its stead:

                  (a) Each Revolving Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrowers on a revolving basis, in the form of Revolving Loans and Letters of Credit and in an amount not to exceed the lesser of such Lender's Revolving Commitment or such Lender's Revolving Commitment Percentage of the Borrowing Base, subject to the following limitations:


                        (i) The aggregate outstanding amount of the Credit Extensions and Swingline Loans shall not at any time exceed the lower of (i) $350,000,000 or, in each case, any lesser amount to which the Commitments have then been reduced by the Borrowers pursuant to Section 2.15, and (ii) the then amount of the Borrowing Base.


                        (ii) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Revolving Lenders, as set forth in Section 2.06. The Borrowers will not at any time permit the aggregate Letter of Credit Outstandings to exceed $200,000,000.


                        (iii) Subject to all of the other provisions of this Agreement, Revolving Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrowers after the Termination Date.

      b. By deleting Section 2.01(b) in its entirety and substituting the following in its stead:

            (b)   Intentionally Omitted.

      c.    By deleting the second sentence of Section 2.01(c) in its entirety.

      d. By deleting the number "$365,000,000" in Section 2.05(b) and substituting the number "$350,000,000" in its stead.

      e. By deleting the number "$150,000,000" in Section 2.06(a) and substituting the number "$200,000,000" in its stead.

      f.    By adding the following sentence at the end of Section 2.06(a):

            The Lead Borrower and the Issuing Bank shall furnish the Administrative Agent with written notice of the issuance of any Letter of Credit on the same Business Day as such Letter of Credit is issued.

      g. By deleting the references to "Exhibit B-2" and " or Term Commitment" appearing in Section 2.08(a).

      h. By deleting the number "0.375%" in Section 2.12 and substituting the number "0.30%" in its stead.

      i. By deleting the words "and then to the Term Loans" in Section 2.18(a) and in Section 2.18(c).

      j.    By deleting the last sentence of Section 2.18(d) in its entirety.

      k. By deleting the words "and all amounts required to be applied to Term Loans hereunder shall be applied ratably in accordance with each Term Lender's Term Commitment Percentage" at the end of Section 2.18(e).

      4. Amendments to Article VI of the Credit Agreement. The provisions of
Article VI of the Credit Agreement are hereby amended as follows:


      a. The provisions of Section 6.01(a)(vii) are hereby deleted in their entirety and the following substituted in their stead:

            (vii) Indebtedness incurred to finance any Real Estate owned by any Loan Party or incurred in connection with sale-leaseback transactions permitted hereunder, provided that the terms of such Indebtedness are reasonably acceptable to the Administrative Agent;


      b. The provisions of Section 6.02(f) are hereby amended by deleting the period and adding the following at the end thereof:



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
            provided further that the Collateral Agent may in its reasonable discretion, release or subordinate its Lien on the Real Estate so financed or sold.

      c. By deleting the provisions of Section 6.04(g) added by the Second Amendment (retaining Section 6.04(g) added by the Third Amendment to Credit Agreement) to Credit Agreement and substituting the following in its stead:

            (h) Other investments, provided that (i) no Default or Event of Default exists at the time of, or after giving effect to, the proposed investment, and (ii) average Excess Availability (A) for the thirty days prior to the making of any such investment and (B) on a pro forma basis for the ninety days immediately following the making of any such investment, shall be equal to or greater than $50,000,000.


      d. By deleting the provisions of Section 6.05(c) in their entirety and substituting the following in their stead:

            (c) sale-leaseback transactions involving any Borrower's Real
            Estate;

      e. The provisions of Section 6.06(a) are hereby amended by deleting the number "$5,000,000.00" and substituting the number $10,000,000.00" in its stead.

      f. By deleting the provisions of Section 6.06(b)(iii) in their entirety and substituting the following in their stead:

            (iii) redemptions of Indebtedness due under the Indenture or the Subordinated Debt Indenture, if the Payment Conditions are then satisfied.

      g. The provisions of Section 6.11(b) are hereby deleted in their entirety and the following substituted in their stead:

            (b) Intentionally Omitted.

      5. Amendment to Article IX of Credit Agreement. The provisions of Article IX of the Credit Agreement are hereby amended as follows:


      a. The provisions of Section 9.02(b)(vii) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

            (vii) except (A) for Real Estate which is financed in accordance with the provisions of Section 6.01, (B) for sales described in
            Section 6.05, and (C) as permitted in the Security Documents, release any material portion of the Collateral from the Liens of the Security Documents without the written consent of each Lender;

      b. The provisions of Section 9.02(b)(x) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

            except for Real Estate which is financed in accordance with the provisions of Section 6.01, subordinate the Obligations hereunder, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be, without the prior written consent of each Lender;

      6. Amendment to Schedules and Exhibits. The Schedules and Exhibits to the Credit Agreement are hereby amended as follows:

      a.    Exhibit B-2 (Term Notes) is hereby deleted in its entirety.

      b.    Schedule 1.1 is hereby deleted in its entirety and a new Schedule
            1.1 in the form annexed hereto substituted in its stead.

      7. Conditions Precedent to Effectiveness. This Fourth Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:


      a. This Fourth Amendment shall have been duly executed and delivered by the Borrowers and the Lenders, shall be in full force and effect, and shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

      b. All action on the part of the Borrowers necessary for the valid execution, delivery and performance by the Borrowers of this Fourth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

      c. The Borrowers shall have executed and delivered to the Administrative Agent an amendment to the Fee Letter (satisfactory in form and substance to the Administrative Agent) and shall have paid all amounts due thereunder as of the effective date of this Fourth Amendment.

      d. The Borrowers shall have provided such additional instruments and documents to the Administrative Agent as the Administrative Agent and Administrative Agent's counsel may have reasonably requested.

      8.    Miscellaneous.


      a. Except as otherwise expressly provided herein, all provisions of the Credit Agreement and the other Loan Documents remain in full force and effect.

      b. This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      c. This Fourth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

      d. Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

      e. The Borrowers shall pay on demand all costs and expenses of the Agents, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.

      f. The Borrowers warrant and represent that the Borrowers have consulted with independent legal counsel of the Borrowers' selection in connection with this Fourth Amendment and are not relying on any representations or warranties of the Agents, the Lenders or their counsel in entering into this Fourth Amendment.

      IN WITNESS WHEREOF, the parties have duly executed this Fourth Amendment as of the day and year first above written.

                                      JO-ANN STORES, INC.
                                      as Lead Borrower and Borrower

                                      by /s/ Donald R. Tomoff
                                      __________________________________
                                      Name: Donald R. Tomoff
                                      Title:  Vice President, Finance

                                      FCA OF OHIO, INC.
                                      as Borrower

                                      by /s/ Donald R. Tomoff
                                      __________________________________
                                      Name: Donald R. Tomoff
                                      Title:  Treasurer

                                      HOUSE OF FABRICS, INC.
                                      as Borrower

                                      by /s/ Donald R. Tomoff
                                      __________________________________
                                      Name: Donald R. Tomoff
                                      Title:  Treasurer

                                      JO-ANN STORES SUPPLY CHAIN MANAGEMENT,
                                      INC.
                                      as Borrower

                                      by /s/ Donald R. Tomoff
                                      _________________________________
                                      Name:   Donald R. Tomoff
                                      Title:  Treasurer

                                      FLEET RETAIL GROUP, INC.,
                                      as Administrative Agent, as Collateral
                                      Agent, as Swingline Lender, and as Lender

                                      By:/s/ Daniel Platt
                                      _________________________________
                                      Name: Daniel Platt
                                      ______________________________
                                      Title: Director
                                      _______________________________


                                      FLEET NATIONAL BANK,
                                      as Issuing Bank

                                      By: /s/ Daniel Platt
                                      ________________________________
                                      Name: Daniel Platt
                                      ______________________________
                                      Title: Director
                                      _______________________________


                                      CONGRESS FINANCIAL CORPORATION, as
                                      Documentation Agent and Lender

                                      By:/s/ John Williammee Jr.
                                      _________________________________
                                      Name: John Williammee Jr.
                                      ______________________________
                                      Title: Vice President
                                      _______________________________


                                      GMAC COMMERCIAL FINANCE LLC
                                      as Co-Agent and Lender

                                      By: /s/ Edward Hill
                                      _________________________________
                                      Name: Edward Hill
                                      ______________________________
                                      Title: Senior Vice President
                                      _______________________________

                                      NATIONAL CITY BUSINESS CREDIT, INC.
                                      as Co-Agent and Lender

                                      By: /s/ Michael S. Fine
                                      _________________________________
                                      Name: Michael S. Fine
                                      ______________________________
                                      Title: Director
                                      _______________________________

                                      THE CIT GROUP/BUSINESS CREDIT, INC.
                                      as Co-Agent and Lender

                                      By: /s/ Mike Richman
                                      _________________________________
                                      Name: Mike Richman
                                      ______________________________
                                      Title: Vice President
                                      _______________________________

                                      FOOTHILL CAPITAL CORPORATION
                                      as Lender

                                      By:_________________________________
                                      Name:_____________________________
                                      Title:_______________________________


                                      THE PROVIDENT BANK

                                      as Lender

                                      By:_________________________________
                                      Name:______________________________
                                      Title:_______________________________


                                      COMERICA BANK

                                      as Lender

                                      By: /s/ Timothy C. Griffin
                                      ________________________________
                                      Name: Timothy C. Griffin
                                      ______________________________
                                      Title: Vice President
                                      _______________________________


                                      GENERAL ELECTRIC CAPITAL CORPORATION
                                      as Lender

                                      By: /s/ Lisa Huber
                                      ________________________________
                                      Name: Lisa Huber
                                      ______________________________
                                      Title: Duly Authorized Signatory
                                      _______________________________

                                      SIEMENS FINANCIAL SERVICES, INC.
                                      as Lender

                                      By: /s/ Frank Amodio
                                      ________________________________
                                      Name: Frank Amodio
                                      ______________________________
                                      Title: Vice President-Credit
                                      _______________________________

                                      RZB FINANCE, LLC

                                      as Lender

                                      By: /s/ Christoph Hoedl /s/ John A Valiska
                                      __________________________________________
                                      Name: Christoph Hoedl John A Valiska
                                      _____________________________________
                                      Title: Vice President/Group Vice President
                                      __________________________________________


                                      US BANK N.A.
                                      as Lender

                                      By: /s/ David A. Hickey
                                      ________________________________
                                      Name: David A. Hickey
                                      ______________________________
                                      Title: AVP
                                      _______________________________


                                      KEY BANK NATIONAL ASSOCIATION
                                      as Lender

                                      By: /s/ Timothy W. Kenealy
                                      ________________________________
                                      Name: Timothy W. Kenealy
                                      ______________________________
                                      Title: Assistant Vice President
                                      _______________________________

                                      WEBSTER BUSINESS CREDIT CORPORATION (f/k/a
                                      Whitehall Business Credit Corporation)
                                      as Lender

                                      By: /s/ Brian Kennedy
                                      ________________________________
                                      Name: Brian Kennedy
                                      ______________________________
                                      Title: Vice President
                                      _______________________________


                                      LASALLE BUSINESS CREDIT, LLC
                                      as Lender

                                      By: /s/ Catherine D. Saccany
                                      ________________________________
                                      Name: Catherine D. Saccany
                                      ______________________________
                                      Title: First Vice President
                                      _______________________________


                                      GRAYSON & CO.
                                      as Lender

                                      By: ________________________________
                                      Name: ______________________________
                                      Title: _______________________________


                                      EATON VANCE SENIOR INCOME TRUST
                                      as Lender

                                      By: ________________________________
                                      Name: ______________________________
                                      Title: _______________________________

                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                      By: ________________________________
                                      Name: ______________________________
                                      Title: _______________________________


                                      OXFORD STRATEGIC LOAN FUND

                                      By: ________________________________
                                      Name: ______________________________
                                      Title: _______________________________



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